                                                                    EXHIBIT 10.1


                      AMENDMENT NO. 7 TO THE SECOND AMENDED
                  AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            WINN LIMITED PARTNERSHIP

         This Amendment No. 7 (the "Amendment") to the Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership dated July 11, 1997 (the "Partnership Agreement") is entered into as of October 10, 2003, by Winston Hotels, Inc., the general partner (the "General Partner") of WINN Limited Partnership (the "Partnership"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement.

         WHEREAS, additional Partnership Units were issued to the General Partner on October 10, 2003 upon the contribution by the General Partner of the proceeds of the issuance and sale of an additional 6,037,500 REIT Shares through a follow-on public offering of its Common Stock;

         WHEREAS, it is desirable to amend Exhibit A to the Partnership Agreement to reflect such transactions;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership Agreement is hereby amended as follows:

         Exhibit A to the Partnership Agreement is hereby amended by substituting for the current version of such exhibit, a version in the form attached hereto as Exhibit 1 reflecting the issuance of additional Partnership Units to the General Partner upon the General Partner's contribution of the proceeds of the issuance and sale of an additional 6,037,500 REIT Shares through a follow-on public offering of its Common Stock.

         IN WITNESS WHEREOF, the foregoing Amendment No. 7 to the Second Amendment and Restated Agreement of Limited Partnership Agreement of WINN Limited Partnership has been signed and delivered as of this 10th day of October, 2003, by the undersigned as General Partner of the Partnership.


                                            WINSTON HOTELS, INC.,
                                               General Partner


                                            By:      /s/ Brent V. West
                                                     -----------------
                                            Name:    Brent V. West
                                                     -------------

                                            Title:   Vice President and
                                                     Chief Accounting Officer

                                                                       EXHIBIT 1


                                    EXHIBIT A

                                October 10, 2003

         (Table below reflects the issuance of additional Partnership Units on account of the issuance of 6,037,500 REIT Shares through a follow-on public offering of the General Partner's Common Stock completed on October 10, 2003)

                                  COMMON UNITS

             PARTNER AND                    PARTNERSHIP           PERCENTAGE
               ADDRESS                         UNITS               INTEREST
               -------                         -----               --------

           GENERAL PARTNER:

         Winston Hotels, Inc.                26,230,879             95.28%
          2209 Century Drive
          Raleigh, NC 27612

          LIMITED PARTNERS:

          Charles M. Winston
         Winston Hotels, Inc.                   105,643              0.39%
          2209 Century Drive
          Raleigh, NC 27612

          Cary Suites, Inc.                   1,019,524              3.70%
          2209 Century Drive
          Raleigh, NC 27612

  WJS Associates-Perimeter II, Inc.             109,516              0.40%
          2209 Century Drive
          Raleigh, NC 27612

Hubbard Realty of Winston-Salem, Inc.            63,797              0.23%
        85 South Stratford Rd
       Winston-Salem, NC 27103
                                             ----------            ------
                                             27,529,359            100.00%


                            SERIES A PREFERRED UNITS

             PARTNER AND                    PARTNERSHIP           PERCENTAGE
               ADDRESS                         UNITS               INTEREST
               -------                         -----               --------

      Winston Hotels, Inc.                    3,000,000            100%
2626 Glenwood Avenue, Suite 200
       Raleigh, NC 27608